Exhibit 99.1

In the first quarter of fiscal 2018, McKesson Corporation (“McKesson,” the “Company,” or “we” and other similar pronouns) updated its definition of Adjusted Earnings (Non-GAAP) to provide better clarity on its operating performance as a result of recent strategic changes and underlying growth. The amended definition aligns closely with the definition used by others in our industry and how we internally manage the enterprise. The amended definition becomes effective in the first quarter of fiscal 2018.

Accordingly, the Company is providing investors the following supplemental recast presentation of Adjusted Earnings (Non-GAAP) for fiscal year ended March 31, 2017 and fiscal quarters ended June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 to reflect the amended definition. No changes were made to our previously reported GAAP results.

Exhibit I: provides a reconciliation of recast Adjusted Earnings per share (Non-GAAP) for our quarterly and annual results of fiscal 2017.

Exhibit II: provides a reconciliation of certain line items from the Company’s previously reported GAAP Condensed Consolidated Statement of Operations to Adjusted Earnings (Non-GAAP) recast for our quarterly and annual results of fiscal 2017.

Exhibit III: provides a reconciliation of the Company’s previously reported GAAP segment financial results to Adjusted Earnings (Non-GAAP) recast for our quarterly and annual results of fiscal 2017.

1 of 2

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

In an effort to provide investors with additional information regarding the company’s financial results as determined by generally accepted accounting principles (“GAAP”), McKesson also presents the following non-GAAP measures in this document. The Company believes the presentation of non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s non-GAAP measures used in the press tables may be defined and calculated differently by other companies in the same industry.

•	Adjusted Earnings (Non-GAAP): We define Adjusted Earnings as GAAP income from continuing operations attributable to McKesson, excluding amortization of acquisition-related intangibles, acquisition-related expenses and adjustments, Last-In-First-Out (“LIFO”) inventory-related adjustments, gains from antitrust legal settlements, restructuring charges, other adjustments as well as the related income tax effects for each of these items, as applicable. The Company evaluates its definition of Adjusted Earnings on a periodic basis and updates the definition from time to time. The evaluation considers both the quantitative and qualitative aspects of the Company’s presentation of Adjusted Earnings. A recast reconciliation of McKesson’s previously reported GAAP financial results to Adjusted Earnings (Non-GAAP) is provided in Exhibit I, II and III included in this document.

Amortization of acquisition-related intangibles – Amortization expense of intangible assets acquired in connection with business acquisitions.

Acquisition-related expenses and adjustments – Transaction, integration and other expenses that are directly related to business combinations, the formation of joint ventures and the Healthcare Technology Net Asset Exchange. Examples include transaction closing costs, professional service fees, legal fees, restructuring or severance charges, retention payments and employee relocation expenses, facility or other exit-related expenses, certain fair value adjustments including deferred revenues, contingent consideration and inventory, recoveries of acquisition-related expenses or post-closing expenses, bridge loan fees, gains or losses related to foreign currency contracts entered into directly due to acquisitions, gains or losses on business combinations, and gain on the Healthcare Technology Net Asset Exchange.

LIFO inventory-related adjustments – LIFO inventory-related non-cash expense or credit adjustments.

Gains from antitrust legal settlements – Net cash proceeds representing the Company’s share of antitrust lawsuit settlements.

Restructuring charges – Non-acquisition related restructuring charges that are incurred for significant programs in which we change our operations, the scope of a business undertaken by our business units, or the manner in which that business is conducted. Such charges may include employee severance, retention bonuses, facility closure or consolidation costs, lease or contract termination costs, asset impairments, accelerated depreciation and amortization, and other related expenses. The restructuring programs may be implemented due to the sale or discontinuation of a product line, reorganization or management structure changes, headcount rationalization, realignment of operations or products, and/or company-wide cost saving initiatives. The amount and/or frequency of these restructuring charges are not part of our underlying business, which includes normal levels of reinvestment in the business. Any credit adjustments due to subsequent changes in estimates are also excluded.

Other adjustments – The Company evaluates the nature and significance of transactions qualitatively and quantitatively on an individual basis and may include them in the determination of our Adjusted Earnings from time to time. While not all-inclusive, other adjustments may include: gains or losses from divestitures of businesses that do not qualify as discontinued operations and from dispositions of assets; asset impairments; adjustments to claim and litigation reserves for estimated probable losses; and other similar substantive and/or unusual items as deemed appropriate.

Income taxes on Adjusted Earnings are calculated in accordance with Accounting Standards Codification (“ASC”) 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.

Additionally, our equity method investments’ financial results are adjusted for the above noted items.

2 of 2

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION (continued)

•	Constant Currency (Non-GAAP): To present our financial results on a constant currency basis, we convert current year period results of our operations in foreign countries, which are recorded in local currencies, into U.S. dollars by applying the average foreign currency exchange rates of the comparable prior year period. To present Adjusted Earnings per diluted share on a constant currency basis, we estimate the impact of foreign currency rate fluctuations on the Company’s noncontrolling interests and adjusted income tax expense, which may vary from quarter to quarter.

•	Adjusted Operating Profit Margin Excluding Noncontrolling Interests (Non-GAAP): The Company has arrangements involving third-party noncontrolling interests. As a result, our pre-tax results are affected by the portion of pre-tax earnings attributable to noncontrolling interests. To provide additional useful information to investors, we present adjusted operating profit margin excluding noncontrolling interests for our Distribution Solutions segment. We believe such information provides a framework for assessing how our business performed excluding the effect of net income that is not attributable to McKesson. We calculate adjusted operating profit excluding noncontrolling interests by removing net income attributable to noncontrolling interests from adjusted operating profit (non-GAAP). Adjusted operating profit margin excluding noncontrolling interests is calculated by dividing the adjusted operating profit excluding noncontrolling interests with the applicable segment’s revenues. This information is supplemental to the Company’s GAAP financial results and is provided in Exhibit III of this document.

The Company internally uses non-GAAP financial measures in connection with its own financial planning and reporting processes. Specifically, Adjusted Earnings serves as one of the measures management utilizes when allocating resources, deploying capital and assessing business performance and employee incentive compensation. The Company conducts its business worldwide in local currencies, including Euro, British pound sterling and Canadian dollars. As a result, the comparability of our results reported in U.S. dollars can be affected by changes in foreign currency exchange rates. We present constant currency information to provide a framework for assessing how our business performed excluding the estimated effect of foreign currency exchange rate fluctuations. In addition, the Company has arrangements involving third party noncontrolling interests. As a result, our pre-tax results are affected by the portion of pre-tax earnings attributable to noncontrolling interests. We present adjusted operating profit margin excluding noncontrolling interests to provide a framework for assessing how our business performed excluding the effect of net income that is not attributable to McKesson. Nonetheless, non-GAAP financial results and related measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

Exhibit I

McKESSON CORPORATION

GAAP EARNINGS PER SHARE AND

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS, NON-GAAP) RECAST

FOR FISCAL YEAR AND FISCAL QUARTERS OF 2017

(unaudited)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal year and quarters of 2017 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Quarter Ended				Year Ended March 31, 2017
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
GAAP EPS	$2.88	$1.35	$2.86	$16.79	$23.28
Adjusted EPS, as previously reported	$3.50	$1.72	$3.03	$3.39	$11.61
Acquisition-Related Expenses and Adjustments	—	—	—	0.03	0.03
Reclassification of Claim and Litigation Reserve Adjustments to Other Adjustments, Net	0.02	—	—	—	0.02
Gains from Antitrust Legal Settlements	(0.38)	—	—	—	(0.39)
Restructuring Charges, Net	0.03	—	0.01	0.03	0.07
Other Adjustments, Net (a)	(0.02)	1.24	—	(0.04)	1.20

Adjusted EPS, as recast (b)	$3.15	$2.96	$3.04	$3.41	$12.54

(a)	Other Adjustments, Net include $1.24 adjusted earnings per diluted share for the 2017 second quarter relating to a goodwill impairment charge for our Enterprise Information Solutions business and $0.04 adjusted earnings per diluted share for the 2017 fourth quarter representing a gain from sale-leaseback transaction of our corporate headquarters building. Other Adjustments, Net also includes ($0.02) adjusted earnings per diluted share for the 2017 first quarter related to Claim and Litigation Reserve Adjustments.
(b)	Certain computations may reflect rounding adjustments.

Exhibit II

McKESSON CORPORATION

RECONCILIATION OF GAAP OPERATING RESULTS TO RECAST ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL YEAR AND FISCAL QUARTERS OF 2017

(unaudited)

(in millions)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal year and quarters of 2017 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Quarter Ended June 30, 2016
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$2,907	$2	$—	$47	$(142)	$(1)	$—	$2,813

Operating expenses	$(1,935)	$113	$46	$—	$—	$10	$(6)	$(1,772)

Other income, net	$19	$—	$4	$—	$—	$—	$—	$23

Income from continuing operations before income taxes	$912	$115	$50	$47	$(142)	$9	$(6)	$985

Income tax expense	$(239)	$(36)	$(12)	$(18)	$55	$(3)	$2	$(251)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$655	$79	$38	$29	$(87)	$6	$(4)	$716

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$2.88	$0.35	$0.17	$0.12	$(0.38)	$0.03	$(0.02)	$3.15

Diluted weighted average common shares	228	228	228	228	228	228	228	228

	Quarter Ended September 30, 2016
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$2,756	$1	$1	$(43)	$—	$—	$—	$2,715

Operating expenses	$(2,176)	$113	$39	$—	$—	$3	$290	$(1,731)

Other income, net	$23	$1	$1	$—	$—	$—	$—	$25

Income from continuing operations before income taxes	$525	$115	$41	$(43)	$—	$3	$290	$931

Income tax expense	$(200)	$(33)	$(11)	$16	$—	$(2)	$(8)	$(238)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$308	$82	$30	$(27)	$—	$1	$282	$676

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$1.35	$0.36	$0.13	$(0.12)	$—	$—	$1.24	$2.96

Diluted weighted average common shares	228	228	228	228	228	228	228	228

Exhibit II

	Quarter Ended December 31, 2016
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$2,812	$—	$—	$(155)	$(2)	$(1)	$—	$2,654

Operating expenses	$(1,981)	$102	$72	$—	$—	$3	$—	$(1,804)

Other income, net	$23	$—	$3	$—	$—	$—	$—	$26

Income from continuing operations before income taxes	$780	$102	$75	$(155)	$(2)	$2	$—	$802

Income tax expense	$(131)	$(31)	$(14)	$61	$1	$—	$—	$(114)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$636	$71	$61	$(94)	$(1)	$2	$—	$675

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$2.86	$0.32	$0.27	$(0.42)	$—	$0.01	$—	$3.04

Diluted weighted average common shares	222	222	222	222	222	222	222	222

	Quarter Ended March 31, 2017
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$2,796	$—	$10	$144	$—	$—	$—	$2,950

Operating expenses	$1,930	$112	$(3,964)	$—	$—	$10	$(15)	$(1,927)

Other income, net	$25	$—	$2	$—	$—	$—	$—	$27

Income from continuing operations before income taxes	$4,674	$112	$(3,952)	$144	$—	$10	$(15)	$973

Income tax expense	$(1,044)	$(35)	$924	$(56)	$—	$(3)	$6	$(208)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$3,595	$77	$(3,028)	$88	$—	$7	$(9)	$730

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$16.79	$0.37	$(14.15)	$0.41	$—	$0.03	$(0.04)	$3.41

Diluted weighted average common shares	214	214	214	214	214	214	214	214

	Year Ended March 31, 2017
	As Reported (GAAP)	Amortization of Acquisition- Related Intangibles	Acquisition- Related Expenses and Adjustments	LIFO Inventory- Related Adjustments	Gains from Antitrust Legal Settlements	Restructuring Charges, Net	Other Adjustments, Net	As Recast Adjusted Earnings (Non-GAAP)

Gross profit	$11,271	$3	$11	$(7)	$(144)	$(2)	$—	$11,132

Operating expenses	$(4,162)	$440	$(3,807)	$—	$—	$26	$269	$(7,234)

Other income, net	$90	$1	$10	$—	$—	$—	$—	$101

Income from continuing operations before income taxes	$6,891	$444	$(3,786)	$(7)	$(144)	$24	$269	$3,691

Income tax expense	$(1,614)	$(135)	$887	$3	$56	$(8)	$—	$(811)

Income from continuing operations, net of tax, attributable to McKesson Corporation	$5,194	$309	$(2,899)	$(4)	$(88)	$16	$269	$2,797

Diluted earnings per common share from continuing operations, net of tax, attributable to McKesson Corporation (a)	$23.28	$1.39	$(13.00)	$(0.01)	$(0.39)	$0.07	$1.20	$12.54

Diluted weighted average common shares	223	223	223	223	223	223	223	223

(a)	Certain computations may reflect rounding adjustments.

Exhibit III

McKESSON CORPORATION

RECONCILIATION OF GAAP SEGMENT FINANCIAL RESULTS TO RECAST ADJUSTED EARNINGS (NON-GAAP)

FOR FISCAL YEAR AND FISCAL QUARTERS OF 2017

(unaudited)

(in millions)

The following are supplemental presentation of Adjusted Earnings (Non-GAAP) recast for fiscal year and quarters of 2017 reflecting the amended definition of Adjusted Earnings (Non-GAAP). No changes were made to our previously reported GAAP results.

	Quarter Ended June 30, 2016			Quarter Ended September 30, 2016			Quarter Ended December 31, 2016			Quarter Ended March 31, 2017			Year Ended March 31, 2017
	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)	As Reported (GAAP)	Adjustments	As Recast Adjusted Earnings (Non-GAAP)
REVENUES
Distribution Solutions
North America pharmaceutical distribution & services	$41,211	$—	$41,211	$41,375	$—	$41,375	$41,685	$—	$41,685	$40,561	$—	$40,561	$164,832	$—	$164,832
International pharmaceutical distribution & services	6,330	—	6,330	6,271	—	6,271	6,193	—	6,193	6,053	—	6,053	24,847	—	24,847
Medical-Surgical distribution & services	1,468	—	1,468	1,631	—	1,631	1,558	—	1,558	1,587	—	1,587	6,244	—	6,244

Total Distribution Solutions	49,009	—	49,009	49,277	—	49,277	49,436	—	49,436	48,201	—	48,201	195,923	—	195,923
Technology Solutions - Products and Services	724	—	724	680	—	680	694	—	694	512	—	512	2,610	—	2,610

Revenues	$49,733	$—	$49,733	$49,957	$—	$49,957	$50,130	$—	$50,130	$48,713	$—	$48,713	$198,533	$—	$198,533

GROSS PROFIT
Distribution Solutions	$2,513	$(95)	$2,418	$2,396	$(42)	$2,354	$2,424	$(158)	$2,266	$2,523	$155	$2,678	$9,856	$(140)	$9,716
Technology Solutions	394	1	395	360	1	361	388	—	388	273	(1)	272	1,415	1	1,416

Gross profit	$2,907	$(94)	$2,813	$2,756	$(41)	$2,715	$2,812	$(158)	$2,654	$2,796	$154	$2,950	$11,271	$(139)	$11,132

OPERATING EXPENSES
Distribution Solutions	$(1,599)	$150	$(1,449)	$(1,557)	$116	$(1,441)	$(1,628)	$147	$(1,481)	$(1,775)	$141	$(1,634)	$(6,559)	$554	$(6,005)
Technology Solutions	(226)	11	(215)	(535)	327	(208)	(256)	31	(225)	3,816	(3,991)	(175)	2,799	(3,622)	(823)
Corporate	(110)	2	(108)	(84)	2	(82)	(97)	(1)	(98)	(111)	(7)	(118)	(402)	(4)	(406)

Operating expenses	$(1,935)	$163	$(1,772)	$(2,176)	$445	$(1,731)	$(1,981)	$177	$(1,804)	$1,930	$(3,857)	$(1,927)	$(4,162)	$(3,072)	$(7,234)

OTHER INCOME, NET
Distribution Solutions	$14	$4	$18	$12	$2	$14	$17	$3	$20	$21	$2	$23	$64	$11	$75
Technology Solutions	—	—	—	1	—	1	—	—	—	—	—	—	1	—	1
Corporate	5	—	5	10	—	10	6	—	6	4	—	4	25	—	25

Other income, net	$19	$4	$23	$23	$2	$25	$23	$3	$26	$25	$2	$27	$90	$11	$101

OPERATING PROFIT
Distribution Solutions	$928	$59	$987	$851	$76	$927	$813	$(8)	$805	$769	$298	$1,067	$3,361	$425	$3,786
Technology Solutions	168	12	180	(174)	328	154	132	31	163	4,089	(3,992)	97	4,215	(3,621)	594

Operating profit	1,096	71	1,167	677	404	1,081	945	23	968	4,858	(3,694)	1,164	7,576	(3,196)	4,380
Corporate	(105)	2	(103)	(74)	2	(72)	(91)	(1)	(92)	(107)	(7)	(114)	(377)	(4)	(381)

Income from continuing operations before interest expense and income taxes	$991	$73	$1,064	$603	$406	$1,009	$854	$22	$876	$4,751	$(3,701)	$1,050	$7,199	$(3,200)	$3,999

STATISTICS
Operating profit as a % of revenues
Distribution Solutions	1.89%		2.01%	1.73%		1.88%	1.64%		1.63%	1.60%		2.21%	1.72%		1.93%
Technology Solutions	23.20		24.86	(25.59)		22.65	19.02		23.49	798.63		18.95	161.49		22.76
Adjusted operating profit excluding noncontrolling interests as a % of revenues
Distribution Solutions (a)			2.00%			1.87%			1.62%			2.16%			1.91%

(a)	Our Distribution Solutions segment’s noncontrolling interests primarily include the third-party equity interests related to Vantage Oncology Holdings, LLC and ClarusOne Sourcing Services, Inc.